                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                      OF THE SECURITES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MARCH 28, 2002

COMMISSION FILE NUMBER 0-26941

                              ENTREPORT CORPORATION
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         FLORIDA                                                65-0703923
---------------------------------                           --------------------
(STATE OR OTHER JURISDICTION                                (IRS EMPLOYER
OF INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NO.)

            5937 DARWIN COURT, SUITE 109, CARLSBAD, CALIFORNIA 92008
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                  760-688-1144
                           (ISSUER'S TELEPHONE NUMBER)


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         (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED
                               SINCE LAST REPORT)

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ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS:

On March 28, 2002, Bruce Peterson resigned from the board of directors of EntrePort Corporation effective March 25, 2002. No reason for the resignation was cited.



ITEM 7. EXHIBITS.
         (c)
         Exhibits.


  EXHIBIT
  NUMBER                                 DESCRIPTION
  ------                                 -----------

10.1         Bruce Peterson resignation letter dated March 28, 2002





                                   SIGNATURES


In accordance with the requirements of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                      EntrePort Corporation
                                                         (Registrant)


Dated:  April 1, 2002                       By:       /s/ William A. Shue
                                                      --------------------------
                                                     William A. Shue,
                                                     Chief Executive Officer


Dated:  April 1, 2002                       By:       /s/ Ronald D. Suokko
                                                      --------------------------
                                                      Ronald D. Suokko,
                                                      Chief Accounting Officer